UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2019

(Exact name of registrant as specified in charter)

Delaware	333-198772	90-0998139
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Campus View Blvd., Ste. 200, Columbus, OH	43235
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (305) 704-3294

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K, and unless otherwise indicated, the terms “the Company,” “Alpha,” “we,” “us” and “our” refer to Alpha Investment, Inc. and its subsidiaries.

Item 4.01 Changes in Registrant’s Certifying Accountant

On July 15, 2019, we formally engaged Assurance Dimensions, Inc. (“ADI”) as our independent registered public accounting firm.  The engagement was due to the recent acquisition by ADI of the SEC practice of Soles Heyn & Company, LLP (“SHCPA”), our current independent registered public accounting firm. The decision to engage ADI as our independent registered public accounting firm was approved by the unanimous consent of our board of directors on July 15, 2019.

SHCPA’s report on the Company’s financial statements for the fiscal years ended December 31, 2018 and December 31, 2017 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as set forth herein. SHCPA’s reports on the Company’s financial statements for the fiscal years ended December 31, 2018 and December 31, 2017 contained an explanatory paragraph regarding the significant doubt about the Company’s ability to continue as a going concern.

During the two-year period ended March 31, 2019 and the subsequent period through the date of filing of this report, (a) there have been no disagreements with SHCPA, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of SHCPA, would have caused SHCPA to make reference to the subject matter of the disagreement in connection with its reports; (b) no such disagreement was discussed with the audit committee of the Company’s board of directors or with our board of directors as a whole; and (d) there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

SHCPA has provided us with a letter addressed to the Securities and Exchange Commission stating it agrees with the statements in Item 4.01 of this Form 8-K.  A copy of the letter is filed concurrently herewith as Exhibit 16.1.

During the two most recent fiscal years and through the engagement date, we did not consult with ADI regarding either (a) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (b) any matter that was either the subject of a disagreement or a “reportable event” as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibits

Exhibit No	Description

16.1	Letter from Soles, Heyn & Company, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2019	ALPHA INVESTMENT, INC.

	By:	/s/ Todd C. Buxton
Todd C. Buxton, Chief Executive Officer